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                                                                    Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT


      This Agreement dated as of May 7, 1996 is entered into by and among FlexiInternational Software, Inc., a Delaware corporation (the "Company"), and the list of purchasers set forth on Exhibit A hereto (the "Purchasers").

      WHEREAS, certain of the Purchasers are the holders of shares of the Company's Common Stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock; and

      WHEREAS, certain of the Purchasers are the holders of warrants to purchase shares of the Company's Common Stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock, and/or promissory notes convertible into Common Stock of the Company; and

      WHEREAS, the Company and certain of the Purchasers have entered into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

      WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act");

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            "Common Stock" means the common stock, $.01 par value per share, of the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or
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any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Registration Expenses" means the expenses described in Section 5.

            "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to the Participation Agreement of even date herewith among the Company, the Purchasers and Comdisco, Inc., (iii) any shares of Common Stock issued or issuable upon (A) exercise of the warrant issued by the Company to The Connecticut Development Authority ("CDA") as of August 1, 1995 or (B) conversion, in accordance with its terms, of the loan made to the Company by CDA pursuant to the Loan Agreement between the Company and CDA dated as of August 1, 1995, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (y) upon any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Shares" shall mean shares of the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock.

            "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 12 hereof.

      2. Required Registrations.

            (a) At any time after November 7, 1996 but prior to the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act at a price of not less than $3.30 per

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share (appropriately adjusted to reflect any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and resulting in at least $10,000,000 of gross proceeds to the Company (the "Initial Public Offering"), a Stockholder or Stockholders holding in the aggregate a majority of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

            (b) At any time after the Initial Public Offering, a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-1, Form S-2 or Form S-3 (or such successor forms relating to secondary offerings), of Registrable Shares having an aggregate offering price of at least $10,000,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register.

            (c) The Company shall not be required to effect more than one registration pursuant to paragraph (a) above or more than two registrations pursuant

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to paragraph (b) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company.

            (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

      3. Incidental Registration.

            (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

            (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the

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holders of Registrable Shares have requested to be included, then the holders of
Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

      4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

            (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

            (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

            (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

            (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by such selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;


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            (e) provide a transfer agent and registrar for all Registrable
Shares registered pursuant hereto and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration; and

            (f) use its best efforts to furnish, at the request of any Purchaser requesting registration of Registrable Shares, on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration under this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchasers requesting registration of Registrable Shares and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchasers requesting registration of Registrable Shares.

      If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

      5. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, to the extent the selling Stockholders are required pursuant to the terms of any underwriting agreement to


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deliver to the underwriters opinions of counsel, the fees and expenses of counsel to each selling Stockholder rendering any such opinion (not to exceed $4,000 in each case), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than as set forth above and other than the counsel selected to represent all selling Stockholders).

      6. Indemnification and Contribution.

            (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred, as such expenses are incurred, by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

            (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or

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controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6; and, provided, further, that, to the extent that any failure of any Indemnified Party to give notice as provided herein causes any Indemnifying Party to incur costs, damages or expenses, such Indemnifying Party shall have a claim against such Indemnified Party for such costs, damages and expenses. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.


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            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities which they would otherwise be obligated to indemnify under Section 6(a) or (b) (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

      7. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering. To the extent that the indemnification provisions of this Agreement addressing the relative rights and obligations of the Company and the underwriters or the Stockholders and the underwriters conflict with, or are otherwise modified by, the indemnification provisions of the underwriting agreement, the provisions of such underwriting agreement shall control.

      8. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


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
      9. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 90 days) following the effective date of such Registration Statement; provided, that:

            (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

            (b) all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

      10. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

            (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

      11. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of


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the Company under this Agreement, and for that purpose references hereunder to
"Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

      12. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

      13. Prior Agreement. The Registration Rights Agreement dated as of January 20, 1995, as amended to date, among the Company and certain of the Purchasers and their affiliates is hereby terminated.

      14. General.

            (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

      If to the Company, at Two Enterprise Drive, Shelton, Connecticut 06484,
Attention: Stefan R. Bothe, Chairman, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to John K.P. Stone, III, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109; or

      If to a Purchaser, at his or its address set forth on Exhibit A or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

      Notices provided in accordance with this Section 14(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.


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            (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 80% of the Registrable Shares; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      Executed as of the date first written above.

                                    COMPANY:

                                    FlexiInternational Software, Inc.


                                    By:    /s/ Stefan Bothe
                                           --------------------------------
                                    Title:
                                           --------------------------------


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                                    PURCHASERS:

                                    William Blair Capital Partners V, L.P.

                                    By:   William Blair Capital Management
                                          Company, L.L.C., its General Partner


                                    By:   /s/ Ellen Carnahan
                                          ------------------------------------
                                              Managing Director


                                    William Blair & Company


                                    By:   NOT APPLICABLE
                                          ------------------------------------
                                    Title:


                                    Menlo Ventures VI, L.P.

                                    By:   MV Management VI, L.P.,
                                          its General Partner


                                    By:   /s/ Thomas Bredt
                                          ------------------------------------
                                             General Partner


                                    Menlo Entrepreneurs Fund VI, L.P.

                                    By:   MV Management VI, L.P.,
                                          its General Partner


                                    By:   /s/ Thomas Bredt
                                          ------------------------------------
                                             General Partner

                                   Primus Capital Fund III
                                   Limited Partnership

                                    By:   Primus Venture Partners III
                                          Limited Partnership,
                                          its General Partner

                                    By:   Primus Venture Partners, Inc.
                                          its General Partner


                                    By:   /s/ Jonathan E. Dick
                                          ------------------------------------
                                    Title:  Executive Vice President


                                    Furman Selz SBIC, L.P.

                                    By:   Furman Selz SBIC Investments LLC,
                                          its General Partner


                                    By:   /s/ James Luikart
                                          ------------------------------------
                                    Title: Vice President


                                    /s/ Terrence M. Quinn
                                    ------------------------------------------
                                    Terrence M. Quinn


                                    Comdisco, Inc.


                                    By:   /s/  Jill C. Hanses
                                          ------------------------------------
                                    Title:


                                    CDC Realty, Inc.


                                    By:   /s/ Jill C. Hanses
                                          ------------------------------------
                                    Title:

                                    The Connecticut Development Authority


                                    By:   /s/ DSR
                                          ------------------------------------
                                    Title:  Sr. Vice President
                                             and Managing Director


                                    /s/ Christopher McManus
                                    ------------------------------------------
                                    Christopher McManus

                                    EXHIBIT A

                             Schedule of Purchasers


Name and Address

William Blair Capital Partners V, L.P.
222 West Adams Street
Chicago, IL  60606

Menlo Ventures VI, L.P.
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025

Menlo Entrepreneurs Fund VI, L.P.
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025

Primus Capital Fund III
Limited Partnership
Suite 2700
One Cleveland Center
Cleveland, OH  44114

Furman Selz SBIC, L.P.
230 Park Avenue
New York, NY  10169

Terrence M. Quinn
230 Park Avenue
New York, NY  10169


            with a copy in each case to:

            Steven M. Spurlock, Esq.
            Gunderson Dettmer Stough
              Villeneuve Franklin
              & Hachigan, LLP
            600 Hansen Way, Second Floor
            Palo Alto, California 94304.

Comdisco, Inc.
6111 North River Road
Rosemont, Illinois 60018

CDC Realty, Inc.
6111 North River Road
Rosemont, Illinois 60018

The Connecticut Development Authority
845 Brook Street, STE 2
Rocky Hill, CT  06067

Christopher McManus
Offshore Asset Management, Inc.
191 Post Road West
Westport, CT  06880

                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


         This Agreement (the "Agreement") is entered into as of the fourth day of November, 1997 by and among FlexiInternational Software, Inc., a Delaware corporation (the "Company"), and the persons whose names are set forth below.

         WHEREAS, the Company has entered into a certain Registration Rights Agreement, dated as of May 7, 1996, as amended (the "Registration Rights Agreement"), with the Purchasers (as defined therein); and

         WHEREAS, the parties to the Registration Rights Agreement wish to amend the Registration Rights Agreement; and

         WHEREAS, the persons whose signatures are set forth below represent the Company and at least eighty percent (80%) of the outstanding Registrable Shares (as defined in the Registration Rights Agreement) presently subject to the Registration Rights Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree with each other as follows:

         1.       Amendment to Registration Rights Agreement.

                  The definition of "Registrable Shares" contained in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following paragraph is inserted in lieu thereof:

                  "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to the Participation Agreement of even date herewith among the Company, the Purchasers and Comdisco, Inc., (iii) any shares of Common Stock issued or issuable upon (A) exercise of the warrant issued by the Company to The Connecticut Development Authority ("CDA") as of August 1, 1995, or (B) conversion, in accordance with its terms, of the loan made to the Company by CDA pursuant to the Loan Agreement between the Company and CDA dated as of August 1, 1995, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration

                  Statement or Rule 144 under the Securities Act, (y) upon becoming eligible for sale under Rule 144(k) under the Securities Act, and (z) upon any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

         2.       Miscellaneous.

                  (a) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (b) Except as expressly modified pursuant to this Agreement, the terms of the Registration Rights Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


THE COMPANY:                             THE PURCHASERS:

FlexiInternational Software, Inc.        William Blair Capital Partners V, L.P.
                                         Menlo Ventures VI, L.P.
                                         Menlo Entrepreneurs Fund VI, L.P.
                                         Primus Capital Fund III
By:  /s/ Stefan R. Bothe                 Limited Partnership
     -----------------------------
     Stefan R. Bothe                     Furman Selz SBIC, L.P.
     Chairman of the Board and           Comdisco, Inc.
     Chief Executive Officer             Christopher McManus
                                         The Connecticut Development Authority


                                         By:  /s/ Stefan R. Bothe
                                              ----------------------------------
                                              Stefan R. Bothe
                                              Attorney-in-Fact


                                        2